Investor Presentation

TURBOCHEF

Presentation by:

Richard Perlman, Chairman; TurboChef Technologies, Inc.
Jim Price, Chief Executive Officer; TurboChef Technologies, Inc.

Presented on:

September 2004

"Safe Harbor" Statement

"Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995: Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, new management becoming familiar with the Company's business, the uncertainty of market acceptance and demand for the Company's products, the ability to obtain additional financing necessary to continue or expand operations, the uncertainty of consumer acceptance of new products or technologies that may be offered by TurboChef, the dependence on a limited number of customers, relationships with and dependence on third-party equipment manufacturers and suppliers, impact of competitive products and pricing and other risks detailed in the Company's filings with the Securities and Exchange Commission. The words "looking forward," "believe," "expect," "likely" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only for the date the statement was made. TurboChef Technologies, Inc. undertakes no obligation to update any forward-looking statements contained in this presentation.

Introduction & Overview

TURBOCHEF

“The world leader in speed cook solutions”

Speed Cooking is the combination of heat transfer technologies that provide a quantum leap in accelerating cooking times.

Investment Highlights

- Large market opportunities further expanded by TurboChef
- Breakthrough technology creates a superior, unmatched cooking solution
- The market is ready to embrace speed cooking
- Cohesive and proven management team
- Attractive business and financial model

The "New" TurboChef

- Entirely new management team and Board as of October 2003
- Leading position with proprietary speed cook IP portfolio
- System-wide Subway order validates company and technology
- Traded over-the-counter (TRBO.OB)
- Headquarters in Atlanta, GA

The Opportunity

TURBOCHEF

Addressable Markets

Commercial

- North America
  - Primary Cooking Equipment — $1.5 billion
  - Ovens — $0.6 billion
- International Opportunity
  - Primary Cooking Equipment — $4.0 billion (1)
  - Ovens — $1.5 billion (1)
- We are Expanding the Market

Residential

- United States — $3.0 billion
- International — $10 billion (1)

- All figures per annum.

Source: North American Association of Food Equipment Manufacturers ("NAFEM"); Mintel (1) Per NAFEM, worldwide market is estimated to be 2.5x-2.8x the North American market.

Market Opportunity in Food Service

Significant market opportunity with over 750,000 potential domestic customers:

Category	Domestic Units
Limited service restaurants/QSR	248,600
Full service restaurants	239,100
Convenience stores	130,700
Hotels and motels	55,000
Bars and taverns	39,500
Business and industry	18,900
Colleges, universities, and schools	14,100
Movie theaters	6,100
Bowling alleys	6,000
Hospitals	5,800
Stadiums	950
Theme parks	650
Commercial airports	400
TOTAL	765,800



Market Opportunity in Residential Segment

- $3.0 billion domestic market for residential ovens
- Nearly one million high-end ranges are sold per year at retail prices above $750
  - Category has grown 30%[1] over the past year
  - High-end represents 13%[1] of the total market
- $10 billion international opportunity

(1) NPD Group, June 2004; Association of Home Appliance Manufacturers, April 2004

Industry Trends

TurboChef is at the intersection of several powerful industry trends:

- *Commercially,* consumers demand speed of delivery without loss of quality
- Foodservice providers focused on efficiency, labor and throughput
  - Easy-to-use; Easy-to-train; Easy-to-program
  - Consistency of product
- *Residentially,* increased demand for higher end ovens driven by recent boom in new home construction and kitchen remodeling
- Consumers have increasingly adopted new technology to gain more time in their daily lives
- Consumers are trading up for "kitchen jewelry"

Primary Growth Strategies

- Further develop proprietary product portfolio to serve expanding market
- Continue to pursue the top foodservice chains
- Leverage global network of manufacturer's representatives and distributors
- Aggressive re-branding, marketing and promotional campaign
- Provide world-class service and support
- Leverage commercial success into huge residential oven appliance market

Our Products & Technology

TURBOCHEF

Overview of Technology

- TurboChef's patented technology combines hot air impingement and microwave
  - High speed hot air browns and crisps exterior
  - Precise bursts of microwave cooks from inside out
- TurboChef ovens are UL certified for ventless applications
  - Eliminates expensive ventilation and fire suppression systems
- TurboChef's catalytic converter "scrubs" all air and grease
  - Breaks down all fumes and grease by-product
  - No odor or flavor carryover from product to product
- TurboChef's "layered logic" - unique, patented controls
  - Touchpad screen is easy-to-use and easy-to-program
  - "SmartCard" includes 64 or 128 pre-programmed cook settings

Our Speed Cook Technology

1. Electricity heats air outside cooking chamber to 500 degrees.
2. Heated air is circulated around the food at speeds up to 60 mph.
3. Simultaneously, a vacuum at the bottom pulls heat down shrouding the food.
4. The hot air is recycled from the bottom to the top, then through the cook chamber.
5. While hot air is recirculating, precise bursts of microwave cooks food from inside out.


1
2
3
4
5

Our Products



The TurboChef C3

Our flagship product



The TurboChef Tornado™

Our latest offering

Design Leads to Performance

- Cooking speeds up to 10x faster than conventional oven
- Quality equal to or better than traditional methods
- Versatile cooking platform - bake, broil, roast and steam
- Small footprint and ventless operation allows installation anywhere
- Unprecedented throughput capacity (ex: cooks up to 160 products per hour)
- Catalytic converter completely eliminates flavor-transfer and odor-transfer from product to product
- Exacting consistency of high quality
- Increased energy efficiency

Demonstrated Superiority

Pepperoni Pizza
(7 inch frozen)



Conventional Oven	TurboChef	
00:28:00	00:02:15	92% Faster

Sub Sandwich



Conventional Oven	TurboChef	
00:06:00	00:00:45	88% Faster

Roasted Turkey
(16 lbs.)



Conventional Oven	TurboChef	
05:45:00	01:30:00	74% Faster

Demonstrated Superiority


Hamburger
12:00
2:00
83% Faster
French Fries
8:00
2:00
75% Faster
Chicken Wings
15:00
2:30
83% Faster
Salmon en Croute
20:00
2:30
87% Faster
Roasted Asparagus
7:00
1:20
81% Faster

Enersyst Development Center LLC

TurboChef acquired Enersyst Development Center in May, 2004

Enersyst Innovation Center

- Innovation "think tank" – a team of scientists, specialists and speed cook experts
- Technology licensing to third parties
- Fee-based consulting services

Culinary Innovation Center

- Menu and food development by a team of chefs, scientists and speed cook experts
- Fee-based consulting services

Intellectual Property

- The combination of TurboChef and Enersyst creates the industry's most comprehensive IP portfolio
- Regarded as a critical resource for continuous innovation for food service industry
- TurboChef holds more than 240 domestic and foreign patents
- TurboChef vigorously defends its IP position

Research & Development

- TurboChef's R&D continues to be a primary focus and competitive advantage
- Engineering and development staff of 10 people are focused on new IP research
- Commercialization staff of 6 engineers are engaged in bringing the new technology to market
- Several new technologies are currently entering the patent process
- Culinary staff focused on menu and product development for speed cooking solutions only

Sales & Marketing

Sales & Marketing Infrastructure

- Direct sales and marketing force 11 people in North America
  - Domestic network of 20 manufacturer's rep firms comprised of approx. 120 sales reps
- 19 food equipment distributors comprised of approx. 50 sales reps serving international markets
- Development of "co-branded" strategic alliances with food manufacturers
- All direct sales people, manufacturer's reps and distributors attend "TurboChef University" in Detroit or Amsterdam for training

A Sample of TurboChef Customers

SUBWAY
Disney
Holiday Inn EXPRESS
COMPASS GROUP
LAMBEAU FIELD
Hilton
HYATT
HMS HOST
the Mansion on Turtle Creek DALLAS
LOEWS CINEPLEX ENTERTAINMENT
SAN DIEGO Padres
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
Park Avenue Cafe

A Sample of Enersyst Innovation Center Customers

Thermador

Tetra Pak

Lincoln

Middleby Marshall
CONVEYORS OF EXCELLENCE

A Sample of Culinary Innovation Center Customers

7 ELEVEN

Pizza Hut

Panera BREAD

T.G.I. FRIDAY'S

ConAgra Foods

Tyson

World Class Service & Support

- Three-tiered Service Network to provide the fastest response time in industry
- Our national network of 100 customer service organizations, with approx. 500 employed or affiliated service techs provide live response 7 days/week
- State-of-the-art online service software – Warranty Central – provides TRBO, Service partner and Customer visibility

Outsourced Manufacturing Model

TURBOCHEF

Our Manufacturing Partners

- TurboChef utilizes two partners for the manufacturing of our ovens
  - MidSouth (Kentucky)
  - XiaoYa "Little Duck" (China)
  - Extremely close operating relationship with these suppliers ensures successful production
  - Capital efficient operating model

Manufacturing Partner Overview

	MidSouth Industries	XiaoYa – Little Duck
Headquarters:	Gadsen, Alabama	Jinan, China
Plant location:	London, Kentucky	Jinan, China
Core Competencies:	Plastic injection molding, product design, electro-mechanical assembly	Various household appliances including freezer, gas cooker, air conditioner; commercial washing machines; office generators
Credentials:	Customers include GE, Maytag, SubZero, Whirlpool Over $200 million in annual revenue	2nd largest manufacturer of white goods in China

XiaoYa – Little Duck







MidSouth Industries


-South Electronics, Inc.
PROUD MANUFACTURER OF...QUALITY PRODUCTS FOR
NORTEL
MOTOROLA
FRIGIDAIRE
General Electric
HITACHI
Inspire the Next
LEXMARK
TURBOCHEF





Financial Summary

TURBOCHEF

Financial Summary

- Extremely large revenue ramp in 2nd half 2004 due to unprecedented Subway roll-out
- Attractive gross margins (~40%) driven by proprietary technology and high level of variable costs
- Operating leverage expected to drive improving operating margins (SG&A run rate ~$4 mil./qtr.)
- Capital efficient expansion possible due to manufacturing model

Revenue Summary



$50.0 million
$2.8 million
$1.5 million
$3.2 million
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
1st Half 2003A
2nd Half 2003A
1st Half 2004A
2nd Half of 2004E

Future Revenue Opportunity

- Superior, disruptive technology creates opportunistic sales
- Subway contract acts as superior reference client
- Discussions with 24 of top 100 restaurant chains
- 12 - 24 month sales cycle for large chains
- Ongoing progress with smaller chains and non-traditional venues
- Huge opportunity in global residential market with the objective of product introduction within the next 12 -24 months

Summary

TURBOCHEF

Summary

- Large market opportunities further expanded by TurboChef
- Breakthrough technology creates superior, unmatched cooking solution
- The market is ready to embrace speed cooking
- Cohesive and proven management team
- Attractive business and financial model

“The world leader in speed cook solutions”

Speed Cooking is the combination of heat transfer technologies that provide a quantum leap in accelerating cooking times.